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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):     July 6, 2000
                                                  --------------------

                        ASCENT ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                             0-27192              52-1930707
-------------------------------       -----------       -------------------
(State or other jurisdiction of       (Commission       (I.R.S. Employer
incorporation or organization)         File No.)        Identification No.)


                            9197 South Peoria Street
                            Englewood, Colorado 80112
                    (Address of principal executive offices)

                                 (720) 875-5400
              (Registrant's telephone number, including area code)

                                1225 17th Street
                             Denver, Colorado 80202
                 (Former address of principal executive offices)




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Item 2. Acquisition or Disposition of Assets.

         On July 6, 2000, Ascent Entertainment Group, Inc. ("Ascent") consummated the previously reported sale of its sports-related businesses, including the Denver Nuggets, Colorado Avalanche and Ascent Arena Company, to a group of entities controlled by E. Stanley Kroenke (the "Kroenke entities") for approximately $267.6 million in net cash proceeds. In addition, the Kroenke entities assumed approximately $136.2 million in outstanding non-recourse Arena Note obligations. An indirect wholly-owned subsidiary of Liberty Media Corporation retained an approximately 6.5% interest in the Sports-related businesses, with an agreed upon valuation of approximately $18.7 million. Attached as Exhibit 10.1, and incorporated herein by reference, is a copy of the Purchase and Sale Agreement pursuant to which the sale was consummated.

         In the third quarter of 2000, Ascent expects to report a pre-tax gain, net of transaction costs, of approximately $146.0 million on the sale of the Sports-related businesses. Transaction costs, including investment banker and attorney fees and expenses and other associated costs of the transaction are estimated to be approximately $3.7 million and will be netted against the gain from the transaction for financial reporting purposes.

Item 7. Financial Statements and Exhibits.

         (b) Pro forma financial information: Ascent began accounting for the Sports-related businesses as a discontinued operation as of March 31, 1999, and, accordingly, has disclosed and reported the net assets of the Sports-related businesses and their operations separately from its continuing operations in previous disclosure documents filed with the Securities and Exchange Commission. On this basis, Ascent does not believe that pro forma financial information is necessary as part of this Form 8-K.

         (c) Exhibits:

                  10.1 Purchase And Sale Agreement dated as of April 24, 2000 among Ascent Entertainment Group, Inc., Ascent Sports Holdings, Inc., KMS Sports, LLC, KMA Stick, LLC, KMN Ball, LLC, and KMC Center, LLC

                  SOME OF THE STATEMENTS IN THIS FORM 8-K ARE FORWARD-LOOKING AND RELATE TO ANTICIPATED FUTURE OPERATING RESULTS. FORWARD-LOOKING STATEMENTS ARE BASED UPON ASCENT'S MANAGEMENT'S CURRENT ASSUMPTIONS, WHICH MAY BE AFFECTED BY SUBSEQUENT DEVELOPMENTS AND BUSINESS CONDITIONS, AND NECESSARILY INVOLVE RISKS AND UNCERTAINTIES. THEREFORE, THERE CAN BE NO ASSURANCE THAT ACTUAL FUTURE RESULTS WILL NOT DIFFER MATERIALLY FROM ANTICIPATED RESULTS. READERS SHOULD REFER TO ASCENT'S OTHER DISCLOSURE DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE FISCAL QUARTER ENDED MARCH 31, 2000, FOR SPECIFIC DETAILS ON SOME OF THE FACTORS THAT MAY AFFECT OPERATING RESULTS.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Ascent Entertainment Group, Inc.



                             By: /s/ Arthur M. Aaron
                                 -------------------
                                 Arthur M. Aaron
                                 Vice President

Date: July 18, 2000


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

  10.1            Purchase And Sale Agreement dated as of April 24, 2000 among
                  Ascent Entertainment Group, Inc., Ascent Sports Holdings,
                  Inc., KMS Sports, LLC, KMA Stick, LLC, KMN Ball, LLC, and KMC
                  Center, LLC